                                                                    EXHIBIT 10.4


                       LIMITED WAIVER AND AMENDMENT NO. 11
                                       TO
                2001 AMENDED AND RESTATED NOTE PURCHASE AGREEMENT

          This Limited Waiver and Amendment No. 11 (the "Waiver and Amendment"), dated as of April 30, 2004, is by and among THC SYSTEMS, INC., a New York corporation (the "Company"), ONEIDA LTD., a New York corporation (the "Guarantor"), ALLSTATE INSURANCE COMPANY ("Allstate"), ALLSTATE LIFE INSURANCE COMPANY ("Allstate Life") and PACIFIC LIFE INSURANCE COMPANY (together with Allstate and Allstate Life, the "Purchasers").

                                 R E C I T A L S


A. Company, Guarantor and Purchasers are parties to the 2001 Amended and Restated Note Purchase Agreement dated as of May 1, 2001 pertaining to those certain notes with a maturity date of May 31, 2005, as amended by a Waiver and Amendment No. 1 to 2001 Amended and Restated Note Agreement dated as of December 7, 2001, an Amendment No. 2 to 2001 Amended and Restated Note Agreement dated as of April 23, 2002, an Amendment No. 3 to 2001 Amended and Restated Note Agreement dated as of April 24, 2003, a Limited Waiver and Amendment No. 4 to 2001 Amended and Restated Note Purchase Agreement dated as of October 31, 2003, a Limited Waiver and Amendment No. 5 to 2001 Amended and Restated Note Purchase Agreement dated as of December 12, 2003, a Limited Waiver and Amendment No. 6 to 2001 Amended and Restated Note Purchase Agreement dated as of January 30, 2004, a Limited Waiver and Amendment No. 7 to 2001 Amended and Restated Note Purchase Agreement dated as of March 1, 2004, a Limited Waiver and Amendment No. 8 to 2001 Amended and Restated Note Purchase Agreement dated as of March 15, 2004, a Limited Waiver and Amendment No. 9 to 2001 Amended and Restated Note Purchase Agreement dated as of March 31, 2004 and a Limited Waiver and Amendment No. 10 to 2001 Amended and Restated Note Purchase Agreement dated as of April 15, 2004 (as so amended or otherwise modified, the "Note Agreement").

B. The Company and the Guarantor have requested that the Purchasers (a) waive payment of the mandatory principal payment due to the Purchasers on November 1, 2003 in the amount of $3,890,000 pursuant to Section 2.1(a) of the Note Agreement (the "Sinking Fund Payment") until June 15, 2004, (b) waive the Defaults and Events of Default arising out of the Company's and the Guarantor's failure to comply with Sections 7.12(a), (b), (c) and (d) of the Note Agreement for the Fiscal Quarters ended October 25, 2003 and January 31, 2004, (c) waive the expected defaults and Events of Default arising out of the Company's and the Guarantor's failure to comply with Sections 7.12(a), (b), (c) and (d) of the Note Agreement for the Fiscal Quarter ended May 1, 2004, (d) waive the Company's and the Guarantor's anticipated failure to deliver the Fiscal Year end financial statements for the Fiscal Year ended in 2004 with an unqualified report from the Company's and the Guarantor's independent public accountant as required pursuant to
     Section 6.1(b) of the Note Agreement and (e) make certain amendments to the Note Agreement.

C. The Guarantor has notified the Purchasers that it may receive a request from HSBC Bank USA ("HSBC") for reimbursement for draws made under that certain Irrevocable Documentary Standby Letter of Credit No. SDCMBF799632 dated June 21, 1999 (as amended) in a face amount equal to $2,090,000 (the "HSBC Reimbursement Obligation"). In the event of such reimbursement request from HSBC, the Guarantor has not yet determined its position with respect to payment of such obligation. Accordingly, the Guarantor has requested that the Purchasers waive any Default and Event of Default pursuant to section 8.01(c) of the Note Agreement arising out of the Guarantor's failure to pay such HSBC Reimbursement Obligation.

D. Each of the Purchasers are willing to grant the waivers requested by the Company and the Guarantor subject to and upon the terms and conditions set forth herein.

          NOW, THEREFORE, the parties agree as follows:

     1. Definitions. All capitalized terms used in this Waiver and Amendment which are not otherwise defined shall have the meanings given to those terms in the Note Agreement.

     2. Waiver. The Purchasers hereby waive, for the period commencing on the Effective Date (as defined below) of this Waiver and Amendment and ending on June 15, 2004 (the "Waiver Period"), (a) payment of the Sinking Fund Payment,
(b) the Defaults and Events of Default arising out of the Company's and the Guarantor's failure to comply with Sections 7.12(a), (b), (c) and (d) of the Note Agreement for the Fiscal Quarters ended October 25, 2003 and January 31, 2004, (c) the expected Defaults and Events of Default arising out of the Company's and the Guarantor's anticipated failure to comply with Sections 7.12(a), (b), (c) and (d) of the Note Agreement for the Fiscal Quarter ended May 1, 2004 (d) the expected Default and Event of Default created as a result of the Company's and the Guarantor's anticipated failure to deliver the Fiscal Year end financial statements for the Fiscal Year ended in 2004 with an unqualified report from the Company's and the Guarantor's independent public accountant as required pursuant to Section 6.1(b) of the Note Agreement and (e) any Default and Event of Default pursuant to Section 8.01(c) of the Note Agreement arising out of the Guarantor's failure to pay the HSBC Reimbursement Obligation, provided that upon the expiration of the Waiver Period, the waiver provided for herein shall be immediately (without cure period or notice) and automatically terminated in its entirety and be of no force and effect as if the waiver had never been granted; provided further that (x) in the event that any other creditor, or group of creditors, of the Guarantor or any of its Subsidiaries with claims aggregating in excess of $1,000,000, (A) accelerates the obligations of the Guarantor or such Subsidiary to such creditor or group of creditors, (B) commences enforcement of their rights and remedies in respect of the obligations of the Guarantor or such Subsidiary to such creditor or group or creditors, or
(C) takes any other action against the Guarantor or any such Subsidiary to improve their position as creditors of the Guarantor or such Subsidiary (it being understood that none of a meeting among lenders to discuss options and alternatives, the mere sending of a notice of default or reservation of rights or the charging of a customary work fee shall constitute such an action) or (y) the Guarantor or any of its Subsidiaries makes any payments in respect of the $2,000,000 Promissory Note issued by the Guarantor dated September 20, 2003, voluntarily reduces the Commitment under the Credit Agreement or makes any payment in respect of the HSBC Reimbursement Obligation, the waiver provided for herein shall be immediately (without cure period or notice) and automatically terminated in its entirety and be of no force and effect as if the waiver had never been granted. This waiver is limited to the (1) payment of the Sinking Fund Payment, (2) Defaults and Events of Default arising out of the Company's and the Guarantor's failure to comply with Sections 7.12(a), (b), (c) and (d) of the Note Agreement for the Fiscal Quarters ended October 25, 2003 and January 31, 2004, (3) the anticipated failure to comply with Sections 7.12(a), (b), (c) and (d) of the Note Agreement for the Fiscal Quarter ended May 1, 2004, (4) the anticipated failure to deliver the financial statements for the Fiscal Year ended in 2004 with an unqualified report from the Company's and the Guarantor's independent public accountant as required pursuant to Section 6.1(b) of the Note Agreement and (5) the failure to comply with Section 8.01(c) of the Note Agreement as a result of any failure to pay the HSBC Reimbursement Obligation, and shall not constitute or be construed as a waiver of any other presently existing or future Defaults or Events of Default.

     3. Amendment to Section 3.1(e) of the Note Agreement. Section 3.1(e) is amended in its entirety to read as follows:

               "(e) No Contingent Liabilities or Adverse Changes. Neither the Guarantor nor any of its Subsidiaries has any contingent liabilities which are material to the Guarantor and its Subsidiaries taken as a whole other than (i) as indicated on the financial statements described in the foregoing paragraph
               (d) of this Section 3.1 and (ii) that may arise or may have arisen in connection with charges related to FAS 87. For any representations and warranties made on or after the Amendment No. 11 Effective Date, since January 27, 2001, there has been no material adverse change in the business, assets, operations, prospects or condition, financial or otherwise, of the Guarantor and its Subsidiaries, taken as a whole, and no sale, transfer or other disposition of a material part of the assets or business of the Guarantor or any Subsidiary, except for any material adverse change that has been publicly disclosed or otherwise disclosed in writing to the Purchasers on or before the Amendment No. 11 Effective Date."

     4. Amendment to Section 5.1 of the Note Agreement. Section 5.1 of the Note Agreement is hereby amended by inserting the following new defined term in the appropriate alphabetical order:

              ""Amendment No. 11 Effective Date" means the date on which all the conditions to the Limited Waiver and Amendment No. 11, dated April 30, 2004, have been satisfied."

     5. Amendment to Section 7.4 of the Note Agreement. Section 7.4 of the Note Agreement is hereby amended by replacing the last sentence thereof with the following language:

               "Except as otherwise permitted under the terms and conditions of the Collateral Agency Agreement, the Guarantor and its Subsidiaries may sell, transfer, or otherwise dispose of (in one transaction or a series of transactions) or engage in a sale/leaseback transaction with respect to, (i) assets if the consideration received is in cash or cash equivalents at least equal to the fair market value of such assets and the aggregate consideration received does not exceed $11,000,000 for all such sales, transfers or dispositions after the Amendment No. 2 Effective Date; provided that 100% of the proceeds received from any such sale, transfer or disposition permitted above (after deducting the reasonable expenses of such sale, transfer or disposition) are applied to prepay, on a pro rata basis, the Loans outstanding under the Credit Agreement and the Indebtedness outstanding under this Agreement and in addition
               (ii) the manufacturing and/or distribution centers and other miscellaneous assets and machinery located in Mexico, Canada, Italy and China for an amount not to exceed $10,000,000 in the aggregate for all such sales, transfers or dispositions after the Amendment No. 9 Effective Date."

     6. Representation and Warranties. Each of the Guarantor and the Company represents and warrants to the Purchasers that the following statements are true, correct and complete:

          (a) Representations and Warranties. Each of the representations and warranties made by the Guarantor and the Company in the Note Agreement is true and correct on and as of the date of this Waiver and Amendment.

          (b) No Default or Event of Default. After giving effect to this Waiver and Amendment, no Default or Event of Default has occurred and is continuing.

          (c) Execution, Delivery and Enforceability. This Waiver and Amendment has been duly and validly executed and delivered by each of the Guarantor, the Company and each Subsidiary Guarantor and constitutes each such Person's legal, valid and binding obligation, enforceable against such Person in accordance with its terms.

     7. Covenants. In order to induce the Purchasers to enter into this Waiver and Amendment, each of the Guarantor and the Company hereby agrees to the following covenants, the failure to perform which will be an additional Event of Default under the Note Agreement:

          (a) Financial Forecast. Each of the Guarantor and the Company shall continue to work with the Purchasers and Alvarez & Marsal regarding the financial forecast delivered pursuant to paragraph 6(c) of the Limited Waiver and Amendment No. 4 dated as of October 31, 2003 (including updating such financial forecast and creating a plan regarding the implementation of such forecast).

          (b) Strategic Plans. Each of the Guarantor and the Company shall continue to work with the Peter J. Solomon Company ("PJS") with respect to the strategic plans of the Guarantor and the Company and, on or prior to May 10, 2004, the Guarantor and the Company shall deliver to the Purchasers a strategic plan summary, in form and substance reasonably satisfactory to the Purchasers, prepared by PJS.

          (c) CRO Reports. Carl Marks Consulting Group LLC shall (i) continue to serve in the capacity of Chief Restructuring Officer, (ii) on or prior to May 17, 2004, deliver to the Purchasers a report regarding the Guarantor's and the Company's cost reduction opportunities, working capital management, a review of the current business plan and a review of the Guarantor's and the Company's current fiscal year financial forecasts and (iii) participate in meetings with the Purchasers as may be reasonably requested by the Purchasers.

          (d) Lender Waiver Termination Notice. The Guarantor shall, upon receiving notification from the Lenders that they intend to terminate the waiver referred to in Section 8(e) of this Waiver and Amendment, immediately notify Bingham McCutchen LLP ("Bingham") and the Purchasers thereof.

     8. Conditions to Effectiveness of Waiver and Amendment. This Waiver and Amendment shall be effective on the date (the "Effective Date") when and if each of the following conditions is satisfied:

          (a) Consent of Subsidiary Guarantors. Each of the Subsidiary Guarantors shall have executed and delivered to Bingham the Consent of Subsidiary Guarantors attached to this Waiver and Amendment.

          (b) No Default or Event of Default; Accuracy of Representations and Warranties. The Guarantor and the Company shall deliver to each of the Purchasers a certificate of a Financial Officer certifying that, after giving effect to this Waiver and Amendment, no Default or Event of Default shall exist and each of the representations and warranties made by the Guarantor or any of its Subsidiaries herein and in or pursuant to the Transaction Documents shall be true and correct in all material respects as if made on and as of the date on which this Waiver and Amendment becomes effective

          (c) Expense Reimbursements. The Guarantor shall have paid all reasonable invoices presented to the Guarantor for expense reimbursements (including reasonable attorneys' and financial advisors' fees and disbursements) due to the Purchasers in accordance with Section 11.1 of the Note Agreement.

          (d) Execution by Purchasers. Bingham shall have received a counterpart of this Waiver and Amendment duly executed and delivered by the Guarantor, the Company, and each Purchaser.

          (e) Waiver and Amendment Pursuant to Credit Agreement. Bingham shall have received a copy of an executed waiver of any Default or Event of Default arising under the Credit Agreement, duly executed by the Guarantor, the Administrative Agent and the Lenders, (i) deferring the scheduled reduction in the Lenders' Revolving Commitments (as defined in the Credit Agreement) to no earlier than June 15, 2004, (ii) waiving until June 15, 2004 any Default or Event of Default arising from the failure to satisfy any financial covenants under Section 6.11 of the Credit Agreement, (iii) waiving under June 15, 2004 any Default or Event of Default arising from the failure to deliver the financial statements for the Fiscal year ended in 2004 with an unqualified report from the Guarantor's independent public accountant as required pursuant to Section 5.01(a) of the Credit Agreement and (iv) amending Section 6.3(a) of the Credit Agreement in a form reasonably satisfactory to the Purchasers.

     9. Further Assurances. Each of the Guarantor and the Company agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Collateral Agent may from time to time reasonably request to better assure, preserve, protect and perfect the Security Interest (as defined in the Security Agreement) and the rights and remedies created thereby. In addition, as further security for payment and performance of the obligations under the Note Agreement and as consideration for the Purchaser's agreement to enter into this Waiver and Amendment, the Guarantor and the Company hereby further agrees to grant a perfected pledge and security interest in any additional collateral as the Collateral Agent may reasonably request.

     10. Release. For purposes of this Section, the following terms shall have the following definitions:

          (a) "Related Parties" shall mean, with respect to any released party, such party's parents, subsidiaries, affiliates, successors, assigns, predecessors in interest, officers, directors, employees, agents, representatives, attorneys, financial advisors, accountants and shareholders, if any.

          (b) "Claims" shall mean any and all claims, losses, debts, liabilities, demands, obligations, promises, acts, omissions, agreements, costs, expenses, damages, injuries, suits, actions, causes of action, including without limitation, any and all rights of setoff, recoupment or counterclaim of any kind or nature whatsoever, in law or in equity, known or unknown, suspected or unsuspected, contingent or fixed.

     Excluding only the continuing obligations of the Purchasers under the express terms of the Note Agreement, the Transaction Documents and this Waiver and Amendment, each of the Guarantor and the Company hereby releases, acquits and forever discharges the Purchasers, and each of them, and their respective Related Parties, of and from any and all Claims arising out of, related or in any way connected with the Note Agreement, the Transaction Documents or the transactions contemplated by any thereof, including, without limitation, any action or failure to act, prior to the execution of this Waiver and Amendment, in response to or otherwise in connection with the events or circumstances arising under or otherwise related to the Note Agreement, the Transaction Documents or any Defaults or Events of Default occurring under the Note Agreement or the Transaction Documents.

     11. Acknowledgement. Each of the Guarantor and the Company hereby confirms and acknowledges as of the date hereof that it is validly and justly indebted to the Purchasers for the payment of all obligations under the Note Agreement and the Notes without offset, defense, cause of action or counterclaim of any kind or nature whatsoever.

     12. Confirmation of Note Agreement and Security Documents. Except as amended by this Waiver and Amendment, all the provisions of the Note Agreement remain in full force and effect from and after the date hereof, and each of the Guarantor and the Company hereby ratifies and confirms the Note Agreement and each of the documents executed in connection therewith. This Waiver and Amendment shall be limited precisely as written and shall not be deemed (a) to be a consent granted pursuant to, or a waiver or modification of, any other term or condition of the Note Agreement or any of the instruments or agreements referred to therein or (b) to prejudice any right or rights which the Purchasers may now have or have in the future under or in connection with the Note Agreement or any of the instruments or agreements referred to therein. From and after the date hereof, all references in the Note Agreement to "this Agreement", "hereof", "herein", or similar terms, shall refer to the Note Agreement as amended by this Waiver and Amendment. Each of the Guarantor and the Company also ratifies and confirms that the Security Documents remain in full force and effect in accordance with their terms and are not impaired or affected by this Waiver and Amendment.

     13. Counterparts. This Waiver and Amendment may be signed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. Delivery of an executed signature page to this Waiver and Amendment by facsimile or as an electronic attachment to an email transmission shall be as effective as delivery of a manually signed counterpart.

     14. Governing Law. This Waiver and Amendment shall be governed by and construed in accordance with the internal laws of the State of Illinois.

     15. Time is of the Essence. Time is of the essence with respect to all terms set forth in this Waiver and Amendment.


                  [Remainder of Page Intentionally Left Blank]

          IN WITNESS WHEREOF, the parties have caused this Waiver and Amendment to be duly executed as of the day and year first above written.


                                            ONEIDA LTD.

                                            By: /s/ GREGG R. DENNY
                                                ------------------
                                            Name: Gregg R. Denny
                                            Title: Chief Financial Officer


                                            THC SYSTEMS, INC.

                                            By: /s/ GREGG R. DENNY
                                                ------------------
                                            Name: Gregg R. Denny
                                            Title: Chief Financial Officer



                                            ALLSTATE INSURANCE COMPANY

                                            By: /s/ WILLIAM R. SCHMIDT
                                                ----------------------
                                            Name: William R. Schmidt
                                            Title:

                                            By: /s/ JERRY D. ZINKULA
                                                --------------------
                                            Name: Jerry D. Zinkula
                                            Title:

                                                          Authorized Signatories


                                            ALLSTATE LIFE INSURANCE COMPANY

                                            By: /s/ WILLIAM R. SCHMIDT
                                                ----------------------
                                            Name: William R. Schmidt
                                            Title:

                                            By: /s/ JERRY D. ZINKULA
                                                --------------------
                                            Name: Jerry D. Zinkula
                                            Title:

                                                          Authorized Signatories


                                            PACIFIC LIFE INSURANCE COMPANY

                                            By: /s/ SAMUEL TANG
                                                ---------------
                                            Name: Samuel Tang
                                            Title: Assistant Vice President

                                            By: /s/ RONN C. CORNELIUS
                                                ---------------------
                                            Name: Ronn C. Cornelius
                                            Title: Assistant Secretary

                        CONSENT OF SUBSIDIARY GUARANTORS

          Each of the undersigned is a party to a Subsidiary Guarantee Agreement, a Subsidiary Subordination Agreement and one or more Security Documents and is a Subsidiary Guarantor of the obligations of the Company under the Note Agreement referred to in the foregoing Limited Waiver and Amendment No. 11 to 2001 Amended and Restated Note Purchase Agreement (the "Waiver and Amendment"). Each of the undersigned Subsidiary Guarantors hereby (a) consents to the foregoing Waiver and Amendment, (b) acknowledges that, notwithstanding the execution and delivery of the foregoing Waiver and Amendment, the obligations of each of the undersigned Subsidiary Guarantors are not impaired or affected and the Subsidiary Guarantee Agreement, the Subsidiary Subordination Agreement and Security Documents continue in full force and effect, and (c) ratifies and affirms the terms and provisions of the Subsidiary Guarantee Agreement, the Subsidiary Subordination Agreement and Security Documents. All capitalized terms used herein which are not otherwise defined shall have the meanings given to those terms in the Note Agreement.

          Each of the undersigned hereby agree, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Collateral Agent may from time to time reasonably request to better assure, preserve, protect and perfect the Security Interest (as defined in the Security Agreement) and the rights and remedies created thereby. In addition, as further security for payment and performance of the obligations under the Subsidiary Guarantee Agreement and as consideration for the Purchasers' agreement to enter into the Waiver and Amendment, each of the undersigned hereby further agrees to grant a perfected pledge and security interest in any additional collateral as the Collateral Agent may reasonably request.

          Excluding only the continuing obligations of the Purchasers under the express terms of the Note Agreement, the Transaction Documents and Waiver and Amendment, the undersigned hereby releases, acquits and forever discharges the Purchasers, and each of them, and their respective Related Parties (as defined below) of and from any and all Claims (as defined below) arising out of, related or in any way connected with the Note Agreement, the Transaction Documents or the transactions contemplated by any thereof, including, without limitation, any action or failure to act, prior to the execution of the Waiver and Amendment, in response to or otherwise in connection with the events or circumstances arising under or otherwise related to the Note Agreement, the Transaction Documents or any Defaults or Events of Default occurring under the Note Agreement or the Transaction Documents.

          "Related Parties" shall mean, with respect to any released party, such party's parents, subsidiaries, affiliates, successors, assigns, predecessors in interest, officers, directors, employees, agents, representatives, attorneys, accountants and shareholders, if any.

          "Claims" shall mean any and all claims, losses, debts, liabilities, demands, obligations, promises, acts, omissions, agreements, costs, expenses, damages, injuries, suits, actions, causes of action, including without limitation, any and all rights of setoff, recoupment or counterclaim of any kind or nature whatsoever, in law or in equity, known or unknown, suspected or unsuspected, contingent or fixed.

          IN WITNESS WHEREOF, each of the undersigned has executed and delivered this Consent of Subsidiary Guarantors as of the 29th day of April, 2004.


BUFFALO CHINA, INC.                              DELCO INTERNATIONAL LTD.

By: /s/ GREGG R. DENNY                           By: /s/ GREGG R. DENNY
    -----------------------                          -----------------------
Name: Gregg R. Denny                             Name: Gregg R. Denny
Title: Chief Financial Officer                   Title: Chief Financial Officer


ENCORE PROMOTIONS, INC.                          SAKURA, INC.

By: /s/ GREGG R. DENNY                           By: /s/ GREGG R. DENNY
    -----------------------                          -----------------------
Name: Gregg R. Denny                             Name: Gregg R. Denny
Title: Chief Financial Officer                   Title: Chief Financial Officer


THC SYSTEMS INC.                                 KENWOOD SILVER COMPANY, INC.

By: /s/ GREGG R. DENNY                           By: /s/ GREGG R. DENNY
    -----------------------                          -----------------------
Name: Gregg R. Denny                             Name: Gregg R. Denny
Title: Chief Financial Officer                   Title: Chief Financial Officer


ONEIDA SILVERSMITHS INC.                         ONEIDA FOOD SERVICE, INC.

By: /s/ GREGG R. DENNY                           By: /s/ GREGG R. DENNY
    -----------------------                          -----------------------
Name: Gregg R. Denny                             Name: Gregg R. Denny
Title: Chief Financial Officer                   Title: Chief Financial Officer